EXHIBIT 10.3


                               SERVICING AGREEMENT
                               -------------------

         This SERVICING AGREEMENT (the "Agreement"), dated and effective as of the date appearing on the signature page of this Agreement, is entered into by and between AutoPrime, Inc., a Delaware corporation ("Owner") and the entity described on the signature page of this Agreement ("Servicer").

         WHEREAS, Servicer and Owner have entered into a Master Purchase and Sale Agreement, dated of even date herewith (the "Master Purchase and Sale Agreement"), pursuant to which, among other things, Owner purchased from

Servicer certain retail installment sales contracts secured by first priority liens on automobiles and light-duty trucks ("Contracts").

         WHEREAS, Servicer is engaged in the business of managing and servicing Contracts.

         WHEREAS, Owner desires to retain the services of Servicer for the purposes of managing and servicing Contracts purchased from time to time by Owner from Servicer for Owner's account pursuant to the Master Purchase and Sale Agreement ("Acquired Contracts"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Master Purchase and Sale Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and promises of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Servicer and Owner agree as follows:

         Section 1. Contract Management and Servicing. Subject to the terms and conditions hereinafter set forth along with all terms, conditions, representations, warranties, covenants and definitions set forth in the Master Purchase and Sale Agreement, which are expressly incorporated herein by reference, Servicer shall provide all management and servicing of the Acquired Contracts purchased by Owner from Servicer from time to time under the Master Purchase and Sale Agreement and covenants and agrees to manage and service the Acquired Contracts for the account of Owner as described below and in accordance with the industry standards pertaining to such Contracts utilizing the same degree of care as if the Acquired Contracts were owned by Servicer itself:

         (a) Servicer obligates itself to service the Acquired Contracts under this Servicing Agreement in accordance with the industry standards pertaining to such Contracts utilizing the same degree of care as if the Acquired Contracts were owned by Servicer itself including, without limitation, an obligation to maintain an automated reporting system at its sole cost which produces information with respect to each Contract and each Pool in form and content reasonably acceptable to Owner.

         (b) Servicer covenants and agrees to comply with all requirements of State law and any other applicable federal, state and local laws, and regulations thereunder, including, without limitation, the Fair Debt Collection Practices Act, in servicing the Acquired Contracts under this Agreement.

         (c) During the term of the Acquired Contracts serviced under this Agreement, Servicer will proceed diligently to collect all sums due under the Acquired Contracts and will deposit on a daily basis or as otherwise directed in writing by Owner all funds received with respect to the Acquired Contracts, less the servicing fee provided for in Section 2 hereof, into a bank custodial or trust account or accounts maintained for the benefit of Owner and from which Owner will have the right to withdraw or transfer such funds. Said account or accounts shall be maintained in a financial institution designated by Owner, the accounts of which are insured by the Federal Deposit Insurance Corporation.

         (d) Servicer shall maintain complete books and records relating to its servicing activities hereunder and shall provide to Owner, not less frequently than once per week, a written servicing report containing a complete and accurate accounting of the servicing activity during the preceding week. Said report will include the following information with respect to each Acquired
Contract: (i) a Delinquency Analysis & Report in the form attached hereto as Exhibit A, and (ii) a schedule of payments received and payments due but not paid in the form attached hereto as Exhibit B. Each report shall be delivered to Owner by hand delivery or facsimile transmission no later than 12:00 p.m. on Tuesday of each week and shall be accurate as of all transactions through the close of business on Saturday of the immediately preceding week.

         (e) Servicer, in the course of servicing and managing the Acquired Contracts, shall not waive, vary, extend or cancel any term or condition of the Acquired Contracts without Owner's prior written consent, but Servicer may, without legally committing Owner to any of the same, extend in its discretion reasonable forbearance before declaring an Acquired Contract in default as shall be consistent with industry standards, in any event not to exceed fourteen (14) days.

         (f) With respect to the Insurance Policies, if any, maintained by Servicer for the Acquired Contracts in connection with and as described by the Master Purchase and Sale Agreement, Servicer shall, at Servicer's expense, file all claims and/or other forms necessary or appropriate to preserve and protect Owner's interest in the Insurance Policies, if any, identified in the Master Purchase and Sale Agreement.

         (g) Owner shall be named as an additional insured on any fidelity and errors and omissions insurance policies maintained by Servicer. Upon Owner's request, Servicer shall furnish to Owner a certificate of insurance with respect to any such coverage reflecting Owner as additional insured. Servicer shall not reduce the amount of any such coverage without prior written notice to Owner. Owner may, at its option and expense, obtain and maintain such fidelity and errors and omissions insurance policies with respect to the employees of Servicer, naming Owner as additional insured, as it deems necessary or appropriate.

         (h) No later than ten (10) days after the end of each calendar month, Servicer shall furnish to Owner a monthly unaudited profit and loss statement and balance sheet of Servicer, each prepared in reasonable detail and in accordance with generally accepted accounting principles and certified by an authorized officer of Servicer as being true and correct.

         Section 2. Servicing Fees. As compensation for its services rendered hereunder, Servicer shall be entitled to retain an amount, as set forth on Exhibit C to this Agreement, of all payments due and actually received by Servicer under each Acquired Contract serviced hereunder. Servicer shall remit in full to Owner the balance of the payments actually received by Servicer under each Acquired Contract serviced hereunder, less the servicing fee provided for in this Section 2, into a bank custodial or trust account or accounts as set forth in Section 1(b) hereof. Servicer will pay all costs and expenses incurred by it in connection with its servicing activities hereunder.

         Section 3. Term and Termination. This Agreement shall be effective and commence on the date hereof and, unless earlier terminated pursuant to this
Section 3, shall terminate after the repayment of the last Acquired Contract in Owner's portfolio and after all taxes, fees and funds have been accounted for and disbursed with respect thereto in accordance with the terms hereof. This Agreement may be terminated as follows:

         (a) This Agreement shall terminate automatically as to any and all Acquired Contracts upon the dissolution, termination of existence, insolvency (failure to pay debts as they mature or the failure to maintain the fair salable value of assets in excess of liabilities), business failure, appointment of a receiver, trustee, custodian or similar fiduciary, assignment for the benefit of creditors, or the commencement of any proceedings under the bankruptcy laws, of, by, or against Servicer, or the making by Servicer of any offer or settlement, extension or composition to its creditors generally.

         (b) If Servicer breaches or fails to perform, keep or observe any representation, warranty, covenant or agreement contained in this Agreement or in the Master Purchase and Sale Agreement (including, but not limited to, Servicer's failure to deposit funds received for any Acquired Contract into an account as set forth in Section 1(b) hereof, Servicer's failure to deliver on a timely basis any of the reports to Owner pursuant to this Agreement or the Master Purchase and Sale Agreement, Servicer's failure to use due diligence in collecting funds due under any Acquired Contract, Servicer's failure to timely perform its replacement and repurchase obligations as set forth in Article 5 of the Master Purchase and Sale Agreement, and the occurrence of a material adverse change in the financial condition of Servicer), Owner may, upon twenty-four (24) hours written or oral notice, terminate this Agreement with respect to any and all Acquired Contracts.

         (c) This Agreement may be terminated as to any and all Acquired Contracts at any time by the mutual agreement of Owner and Servicer.



         Section 4.  Procedure upon Termination.

         (a)      Immediately upon the termination of this Agreement pursuant to
Section 3(a) and Section 3(c) hereof and immediately upon Servicer's receipt of notice of termination pursuant to Section 3(b) hereof, Servicer's right to retain the servicing fees prescribed in Section 2 hereof with respect to any and all of such terminated Acquired Contracts shall terminate immediately and, from and after the date of such termination, Servicer shall deposit all amounts received with respect to such Acquired Contracts, if any, into the account or accounts maintained pursuant to Section 1(b) hereof, without deduction.

         (b) Upon termination of this Agreement as to any and all Acquired Contracts, Servicer immediately shall deliver to Owner the Servicing File and any other documents in Servicer's possession with respect to each Acquired Contract so terminated and an accounting of all monies collected by Servicer and held by it for Owner with respect to such Acquired Contracts, and shall immediately pay over to Owner all monies so held.

         Section 5. Indemnification. Servicer hereby agrees to protect, defend, indemnify and hold Owner and its assigns and their respective attorneys, accountants, employees, agents, officers and directors harmless from and against all losses, liabilities, damages, judgments, claims, counterclaims, demands, actions, proceedings, costs and expenses (including reasonable attorneys' fees) of every kind and character resulting from, relating to or arising out of this Agreement or the performance of Servicer's obligations hereunder. In addition to and without limiting the foregoing, (a) if Servicer breaches any representation, warranty or covenant contained in this Agreement or the Master Purchase and Sale

Agreement and such breach has not been cured in all material respects within five (5) days of Servicer's receipt of notice of such breach from Owner, Servicer shall replace or repurchase the Acquired Contract within five (5) days of the expiration of the aforementioned cure period or (b) if any payment due under any of the Acquired Contracts becomes delinquent for a period of thirty
(30) days or more, Servicer shall replace or repurchase the Acquired Contract within ten (10) days of the Acquired Contract becoming thirty (30) days delinquent, each in accordance with Article 5 of the Master Purchase and Sale Agreement, which is expressly incorporated herein by reference. The purchase price for any such Acquired Contract shall be an amount equal to the unpaid principal balance of the Acquired Contract plus accrued interest, less one-half of any unearned discounts. In addition, Servicer shall reimburse Owner for any and all expenses incurred by Owner with respect to such Acquired Contract. Upon receipt of the purchase price and any and all additional funds due Owner as stated herein, Owner promptly shall deliver to Servicer the Contract File and all other documentation related to the purchased Acquired Contract. Servicer's obligations under this Section 5 shall survive the termination of this Agreement.

         Section 6. Independent Contractor. Any possible construction of any other provisions of this Agreement to the contrary notwithstanding, it is intended by this Agreement that Owner, for and during the term hereof, has delegated to Servicer the right for it and on its behalf, subject to the terms and conditions of this Agreement and the Master Purchase and Sale Agreement, to service each Acquired Contract as an independent contractor with discretion in the manner and means thereof, but subject to the specific covenants and agreements of the parties contained in this Agreement and in the Master Purchase and Sale Agreement.

         Section 7.   Miscellaneous.

         (a) Amendment. This Agreement may be amended from time to time by Servicer and Owner only by written agreement signed by Servicer and Owner.

         (b) Disputes. In the event of a dispute regarding the terms of this Agreement or any matter arising hereunder, if Servicer and Owner cannot otherwise agree, the matter shall be submitted to binding arbitration under the International Rules of the American Arbitration Association, before an independent qualified expert in Dallas, Texas.

         (c) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of such counterparts shall constitute one and the same Agreement.

         (d) Survival. The obligations of Servicer under Section 5 hereof shall survive the termination of this Agreement as to any or all Pools.

         (e) Governing Law. This Agreement shall be construed in accordance with the laws of the State of Texas and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without giving effect to the conflict of laws principles thereof. This Agreement is performable in Dallas County, Texas, which is proper venue for all legal proceedings.

         (f) Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, delivered by a national overnight delivery service or mailed by first class mail, postage prepaid to the addresses set forth on the signature page of this Agreement.

         (g) Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

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         (h) Successor and Assigns. This Agreement shall inure to the benefit of and be binding upon Servicer and Owner and their respective successors and assigns; provided, however, that this Agreement may not be assigned by Servicer without the prior written consent of Owner.

         IN WITNESS WHEREOF, each of the parties has caused its duly authorized officer or representative to execute this Agreement on the 6th day of October, 1997, the effective date of this Agreement.

SERVICER:                                OWNER:
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CONSUMER INVESTMENT CORPORATION          AUTOPRIME, INC.



By: /s/ William O. Merritt              By: /s/ Robert T. Davenport
    -----------------------------           ------------------------------------
Title:  President                        Title:   Director of Dealer Relations
Address:  2980 E. Northern Avenue        Address: 200 Crescent Court, Suite 1900
          Suite B1                                Dallas, Texas  75201
          Phoenix, Arizona  85028        Fax:     (214) 871-6540
Fax:      (602) 482-6836



STATE OF TEXAS

COUNTY OF DALLAS


         The foregoing  instrument  was  acknowledged  before me this 6th day of
October  1997,  by  William  O.  Merritt,   President  of  Consumer   Investment
Corporation, an Arizona corporation.



                                            /s/ Connie S. Gibbs
                                            ------------------------------------
                                            Notary Public in and for said County
                                            and State

My commission expires:  3-25-98


(SEAL)

STATE OF TEXAS

COUNTY OF DALLAS

         The foregoing instrument was acknowledged before me this 6th day of October 1997, by Robert T. Davenport, Director of Dealer Relations of AutoPrime Inc., a Delaware corporation.


                                            /s/ Connie S. Gibbs
                                            ------------------------------------
                                            Notary Public in and for said County
                                            and State
My commission expires:  3-25-98

(SEAL)

                                    Exhibit C

                                 Servicing Fees


                  The Servicing Fee is equal to twenty percent (20%) of gross amounts collected.